THE IPO PLUS

AFTERMARKET FUND

IPOSX

Prospectus

January 31, 2010

The IPO Fund

4020 South 147th Street, Suite 2

Omaha, NE 68137

1-888-IPO-FUND

www.renaissancecapital.com

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary
Investment Objective
Fees and Expenses of the Fund
Portfolio Turnover
Principal Strategies
Principal Risks
Performance
Investment Adviser
Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
Investment Objective, Principal Investment Strategies & Risks
Management of the IPO Fund
Shareholder Information
Investing in the IPO Fund
Redeeming IPO Fund Shares
Transactions Through www.renaissancecapital.com
Dividends and Capital Gain Distributions
Frequent Purchases and Redemptions of IPO Fund Shares
Tax Consequences
Distribution Arrangements
Financial Highlights Information
An Important Message About Our Privacy Policy
Additional Information

FUND SUMMARY

Investment Objective:  The IPO Plus Aftermarket Fund’s (the “IPO Fund”) investment objective is capital appreciation.

Fees and Expenses of the IPO Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the IPO Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.50%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses	2.35%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	4.40%
Fee Waiver and/or Expense Reimbursement [1]	1.90%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	2.50%

(1)  The Fund's Adviser has contractually agreed to reduce fees and absorb expenses of the Fund until at least January 31, 2011, subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated by the Fund's Board of Trustees.

Example: This Example is intended to help you compare the cost of investing in the IPO Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the IPO Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return for each year and that the IPO Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$253	$1,161	$2,079	$4,423

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 227.9% of the average value of its portfolio.

Principal Strategies

The IPO Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of (i) the common stocks of domestic and foreign initial public offerings (“IPOs”), without limitation, (“IPOs”) at the time of the offering and in aftermarket trading, and (ii) for the purpose of IPO arbitrage and hedging, securities issued by IPO-related entities, including a parent company spinning off an IPO.  The IPO Fund may seek to arbitrage or hedge its IPO portfolio holdings exposure by using a number of investment techniques such as options, futures, indexes and short selling.

Principal Risks

Investing in IPOs entails special risks, including limited operating history of the companies, limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, high portfolio turnover and limited liquidity.  The IPO Fund is also subject to risk common to all equity mutual funds.

The IPO Fund may invest an unlimited amount of its net assets in foreign securities; provided, that the IPO Fund will limit its investments in the issuers of any single foreign country to 25% of its net assets. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the IPO Fund’s distributions attributable to foreign securities will be designated as Qualified Dividend Income (“QDI”).

As with all mutual funds, investing in the IPO Fund involves certain risks. There is no guarantee that the IPO Fund will meet its investment objective or that it will perform as it has in the past.  You may lose money if you invest in the IPO Fund.  Accordingly, you should consider the risks described below, as well as the risks described in the SAI, before you decide to invest in the IPO Fund.

Performance

The bar chart that follows shows how the IPO Fund’s performance has varied from year to year. The table below the bar chart shows the IPO Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the IPO Fund by comparing the performance of the IPO Fund over time to the performance of a broad-based market index and two supplemental indices. The IPO Fund's past performance (before and after income taxes) is not necessarily an indication of how the IPO Fund will perform in the future.

Year-by-Year Total Returns

                                                                                                  IPO Fund’s Best Quarter              06/03     24.04%

                                                                                                  IPO Fund’s Worst Quarter           12/00    -38.81%

IPO Fund Average Annual Total Returns

for periods ended December 31, 2009:

	One-Year	Five-Year	Ten- Year
Return Before Taxes	16.01%	-1.16%	-9.74%
Return After Taxes on Distributions (1)	16.01%	-1.16%	-9.74%
Return After Taxes on Distributions and Sale of IPO Fund Shares (1)	10.41%	-0.99%	-7.57%
S&P 500 Index	26.46%	0.42%	-0.95%
Russell 2000 Index	27.17%	0.51%	3.51%
NASDAQ Composite	43.89%	0.85%	-5.67%

 (1) After-tax returns were calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the IPO Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Renaissance Capital, LLC (“Renaissance Capital” or the “Adviser”) is the IPO Fund’s investment adviser.

Portfolio Manager: Linda R. Killian is the portfolio manager. She is a principal and founder of the Adviser and has been the IPO Fund’s portfolio manger since it commenced operations in 1997.

Purchase and Sale of Fund Shares: The minimum initial investment in the IPO Fund is $5,000 for regular accounts and $2,500 for retirement accounts, and $1,000 when establishing an automatic investment plan.  Additional investments are $100. You may purchase and redeem shares of the IPO Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends from net investment income and net realized capital gains when received from the IPO Fund will automatically be reinvested in full and fractional shares of the IPO Fund and will be calculated to the nearest 1000th of a share. Any dividends and capital gain distributions that you receive in the form of IPO Fund shares are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).  No ordinary income or capital gain distributions will be paid to shareholders in cash.

Payment to Broker-Dealers and Other Financial Intermediaries: If you purchase the IPO Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of IPO Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the IPO Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES & RISKS

Investment Objective:  The IPO Fund seeks appreciation of capital.  The IPO Fund's investment objective may be changed by the IPO Fund’s Board of Trustees upon 60 days written notice to shareholders.

Implementation of Investment Objective:  The IPO Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of (i) the common stocks of domestic and foreign IPOs, without limitation at the time of the offering and in the aftermarket and (ii) for the purpose of IPO arbitrage and hedging, securities issued by IPO-related entities, including a parent company spinning off an IPO.  The IPO Fund may seek to arbitrage or hedge its IPO portfolio holdings exposure by using a number of investment techniques such as options, futures, indexes and shorting.  Aftermarket trading is the secondary trading in an IPO after the initial issuance of shares to public shareholders.  The IPO Fund will limit aftermarket investments to those IPOs that have one or more of the following characteristics: (i) limited research; (ii) unseasoned trading; (iii) limited float; (iv) limited public ownership; (v) limited operating history; or (vi) are relatively unknown in the U.S. or foreign capital markets.  Each of these characteristics distinguishes these companies from established companies that trade in the broader stock market. The Fund defines the aftermarket period for IPOs to be up to ten years, which is consistent with academia and other financial literature.  Investments may be made in both large and small capitalization companies.  The IPO Fund may also sell securities short.  See “Investment Policies and Techniques”.

Access to New Issues

Due to intense demand for a limited number of shares of “new issues,” individual investors acting alone may have difficulty obtaining shares of IPOs at the offering price.  A “new issue” is any initial public offering of an equity security.  In addition, individual investors may be limited to those IPOs underwritten by the broker with whom the individual investor has an account.  By virtue of its size and institutional nature, the IPO Fund may have greater access to IPOs at the offering price.  However, there is no assurance that the IPO Fund will be able to obtain allocations of “new issues.”

Independent IPO Research and Analysis

Renaissance Capital uses its research and statistical information on IPOs in selecting securities for the IPO Fund’s portfolio.  This research is used to track IPOs and to analyze the business, fundamentals, financial results,  governance issues and proposed valuation of the IPO.  During the public offering of an IPO and for a period of time thereafter, underwriters and brokerage firms involved in the underwriting are often prohibited from providing commentary or disseminating research on these companies to the general public.  In addition, research distributed by an underwriter may not be considered to be independent due to the financial benefits derived from the underwriting.

Renaissance Capital employs proprietary statistical information on IPO performance trends, number of pending IPOs, industry sectors, and valuation trends to determine the overall tone of market activity. Other information sources used by Renaissance Capital may include the IPO’s offering document, discussions and meetings with management, periodic corporate financial reports, press releases, general economic and industry data supplied by government agencies and trade associations, and research reports prepared by broker/dealers and other independent research firms

From time to time Renaissance Capital publishes investment ratings on publicly-traded securities.  In the event that the IPO Fund’s portfolio manager obtains information about such investment ratings prior to the ratings  being disseminated to the public, such portfolio manager will be restricted from trading in that specific security.

INVESTMENT POLICIES AND TECHNIQUES

The following provides a brief description of some additional types of securities in which the IPO Fund may invest, including certain transactions which it may enter into and techniques which it may utilize without shareholder approval unless a policy is expressly deemed to be changeable only by shareholder vote.

Foreign Securities

Foreign Securities in which the IPO Fund may invest include direct investments in securities of foreign issuers and depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers. The IPO Fund is not limited in the amount of assets it may invest in such foreign securities; however, the IPO Fund will limit its investments in any single foreign country to no more than 25%. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser misjudging the value of certain securities or result in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the IPO Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and exchange traded funds).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The IPO Fund may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the IPO Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries.

Short Selling

The IPO Fund may from time to time sell securities short.  A short sale is a transaction in which the IPO Fund sells borrowed securities in anticipation of a decline in the market price of the securities.  The IPO Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the IPO Fund replaces the borrowed security.  All short sales must be fully collateralized.

Other Hedging Strategies

The IPO Fund may also make use of certain hedging techniques, such as investing in put and call options and futures.

Investment in Foreign IPOs

The IPO Fund may invest up to 100% of its assets, measured at the time of investment, in securities of foreign issuers directly or through ADRs.

Temporary Defensive Investing

When Renaissance Capital deems market or economic conditions to be unfavorable, the IPO Fund may assume a defensive position by temporarily investing up to 100% of its assets in cash or high quality money market instruments, such as short-term U.S. government obligations, commercial paper, or repurchase agreements, seeking to protect its assets until conditions stabilize. While the IPO Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the IPO Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The IPO Fund may also invest a portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Additional Investment Techniques

The IPO Fund may invest in derivatives, such as futures and options, which will subject the IPO Fund to additional risks, including increased volatility and a disproportionate impact on the IPO Fund’s performance. The IPO Fund also may invest in illiquid and restricted securities, convertible securities, and repurchase agreements, and may sell securities short and engage in securities lending.  The IPO Fund may borrow money to purchase securities, which is a form of leverage.  Each of these investment techniques involves additional risks, which are described in detail in the Statement of Additional Information (“SAI”).

Risks:  As with all mutual funds, investing in the IPO Fund involves certain risks. There is no guarantee that the IPO Fund will meet its investment objective or that it will perform as it has in the past.  You may lose money if you invest in the IPO Fund.  Accordingly, you should consider the risks described below, as well as the risks described in the SAI, before you decide to invest in the IPO Fund.

Special Risks of IPOs

By definition, IPOs have not traded publicly until the time of their offerings.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  The limited number of shares available for trading in some IPOs may make it more difficult for the IPO Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign initial public offerings are subject to foreign political and currency risks.  Many IPOs are issued by undercapitalized companies of small or microcap size.

Risks Common to all Mutual Funds

In general, mutual funds are subject to two common risks:

Market risk is the risk that the market value of a security will go up or down, sometimes rapidly or unpredictably, depending on the supply and demand for the type of security.  These fluctuations may cause a security to be worth more or less than the price the IPO Fund originally paid for it.  Market risk applies to individual securities, industries, sectors of the economy, and the entire market and is common to all investments.

Manager risk is the risk that the IPO Fund’s portfolio managers may use a strategy that does not produce the intended result.  Manager risk also refers to the possibility that the portfolio manager’s strategy may not achieve the IPO Fund’s investment objective.

Portfolio Holdings

A description of the IPO Fund’s policies and procedures with respect to the disclosure of the securities held in the IPO Fund’s portfolio is available in the SAI.  Shareholders may request portfolio holdings schedules at no charge by calling 1-888-IPO-FUND.

MANAGEMENT OF THE IPO FUND

Investment Adviser

Renaissance Capital, located at Two Greenwich Plaza, Greenwich, CT, 06830, serves as the investment adviser pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”), which provides that Renaissance Capital will furnish continuous investment advisory services and management to the IPO Fund, subject to the overall authority of the IPO Fund’s Board of Trustees.

Renaissance Capital specializes in tracking and researching IPOs and has been providing its proprietary research and analysis, primarily to institutional investors, since 1992.  Renaissance Capital is internationally recognized as a leading provider of research on initial public offerings.  In addition to the IPO Fund Renaissance Capital provides IPO-focused investment management services for separately managed institutional accounts.  Renaissance Capital also designs and maintains IPO Indexes that benchmark IPO activity and performance for use in structured investment products.

Renaissance Capital supervises and manages the investment portfolio of the IPO Fund and directs the day-to-day management of the IPO Fund’s investment portfolio. For its services, Renaissance Capital will receive an annual fee of 1.50% on the average daily net assets of the IPO Fund.  Renaissance Capital may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the IPO Fund.  In the event it should do so, such fee deferrals and expense absorptions are subject to later recoupment for a period of three years.  Currently there is a contractual waiver in effect through the end of January 31, 2011, which limits the IPO Fund’s total annual operating expenses to 2.45% excluding expenses with respect to dividends on short sales and acquired fund fees and expenses.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract of the IPO Fund is available in the IPO Fund’s Semi-Annual Report to Shareholders for the period ended March 31, 2009.

Portfolio Manager

Linda R. Killian, C.F.A., a principal and founder of the Adviser, Renaissance Capital, is the Chief Investment Officer of the IPO Fund and is responsible for the management of the IPO Fund’s portfolio.  She has 26 years of portfolio management, securities analysis and corporate finance experience Ms. Killian has been employed by Renaissance Capital since 1992.

Before forming Renaissance Capital, she was a portfolio manager and analyst with Wertheim Schroder Investment Services, where she managed broadly diversified equity and balanced accounts for pension, high net worth and not-for-profit organizations.  Her analytic coverage included health care, retailing, telecommunications services, consumer products and media.  Prior to Wertheim Schroder, she was a portfolio manager and equity analyst with Citicorp Investment Management where she created, managed and researched the Medium Capitalization Stock Fund, one of the first investment vehicles focusing on the mid-cap sector. Over her six years at Citicorp, she also covered a variety of industries as an analyst, including telecommunication services, special situations, multi-industry companies and mid-capitalization companies.  Before joining Citicorp, she was a member of the Utility Corporate Finance Group at The First Boston Corporation, where she was involved in numerous utility debt and equity financings and specialized in financial issues pertaining to diversification and deregulation.  As a public utility finance professional, she appeared as an expert witness before public utility commissions and published articles on deregulation in industry journals.  Ms. Killian earned an M.B.A. from the Wharton School in 1979 and a B.A. from New York University in 1972, where she was designated an Outstanding Scholar.  She is a Chartered Financial Analyst and is active in the New York Society of Security Analysts.

The IPO Fund’s Statement of Additional Information provides information about Ms. Killian’s compensation structure, other accounts managed and ownership interest in the IPO Fund.

SHAREHOLDER INFORMATION

Net Asset Value

The price of the IPO Fund shares is based on the net asset value (“NAV”) for the IPO Fund is determined as of the end of regular trading hours on the New York Stock Exchange  (generally 4:00 p.m. Eastern Time) on days that the New York Stock Exchange is open.  The NAV per share is determined by dividing the market value of the IPO Fund’s securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the IPO Fund’s shares outstanding.  The New York Stock Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In calculating NAV, portfolio securities are valued at the last current sales price on the market where the security is normally traded, unless that price is not representative of market values. This could be the case, for example, if, after the close of the market, an event took place that had a major impact on the price of the IPO Fund’s securities.

The IPO Fund may, from time to time, purchase securities for which market quotations are not readily available. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith, and pursuant to procedures adopted by the Board of Trustees.  These procedures consider, among others, the following factors to determine a security’s fair value:  market prices for the security or securities deemed comparable; dealer valuations of the security or securities deemed comparable; and determinations of value by one or more pricing services for the security or securities deemed comparable.

Renaissance Capital is charged with the responsibility of identifying each such Security and advising the Chairperson of the Board promptly of a security identification.  Renaissance Capital shall determine the methodology for valuing the security, including the information and sources of information that shall be used to value the security. Renaissance Capital shall gather such information and calculate the value of the security based on the gathered information.  The valuation of a particular security depends upon the circumstances of each individual case, and all appropriate factors relevant to the value of the security must be considered.

The IPO Fund’s NAV per share is available on the NASDAQ under the symbol IPOSX.

INVESTING IN THE IPO FUND

Shares of the IPO Fund may be purchased directly from the IPO Fund, or through an account maintained with a securities broker or other financial institution.  Investors may be charged a fee if they effect transactions through a securities broker or agent.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash will be accepted. A $25 fee may be charged against an investor’s account for any payment check returned to the Transfer Agent for insufficient funds, stop payment, closed account or other reasons.  The investor will also be responsible for any losses suffered by the IPO Fund as a result.  The IPO Fund reserves the right to reject any purchase order for IPO Fund shares. No share certificates will be issued.

The minimum purchase requirements, which may be waived in certain circumstances, are $5,000 for regular accounts, $2,500 for IRAs, and $1,000 when establishing an automatic investment plan. Additional investments are $100.  Questions about the IPO Fund can be answered by calling toll-free 1-888-476-3863.

Procedure for Purchasing IPO Fund Shares

	To Open an Account:	To Add to an Account:
By Mail:	Complete and sign the New Account Application or IRA Application. Make sure the check is payable to the IPO Fund and mail to: The IPO Fund 4020 South 147th Street, Suite 2 Omaha, NE 68137

Complete the investment slip included with your account statement and write your account number on your check made payable to the IPO Fund, and mail to the address to the left. If you don’t have an investment slip, put the account name and number on the check.

By Phone:	Telephone transactions may not be used for initial purchases.	Call toll-free 1-888-476-3863 to initiate an electronic transfer. Pre- established bank account information will be required.
By Wire:

Prior to the wire purchase you must call 1-888-476-3863 for an investor account number.  At the same time you must also complete a New Account Application, or IRA Application if applicable. As soon as possible after wiring the money, send the Application to the IPO Fund.

Follow the instructions at the left. Please note that wires may be rejected if they do contain an investor account number.
By Internet:

You may open an account through the IPO Fund’s web site www.renaissancecapital.com. Please read the section entitled, “Transactions Through www.renaissancecapital.com” for more complete information about this feature.

You can purchase shares in an existing account through the IPO Fund’s web site www. renaissancecapital.com. To establish Internet transaction privileges, you must enroll through the web site. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on the New Account Application or IRA Application.

Purchases by Mail

The New Account Application or IRA Application, if properly filled out and accompanied by a check made payable to the IPO Fund, will be processed upon receipt by the Transfer Agent.  If the Transfer Agent receives your order and payment by the close of regular trading (generally 4:00 p.m. Eastern Time) on the New York Stock Exchange, your shares will be purchased at the net asset value calculated at the close of regular trading on that day. If received after that time, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

Purchases Through Financial Service Agents

If you are investing through a Financial Service Agent, please refer to their program materials for any additional special provisions or fees that may be different from those described in this Prospectus.  Certain Financial Service Agents may receive compensation from the IPO Fund. Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the Financial Services Agent receives your request in good order. The Financial Service Agent must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day from the date of the trade.

Purchases by Telephone

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions.  Telephone transactions may not be used for initial purchases. Your account must already have banking information established prior to initiating telephone transactions.  Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the Transfer Agent receives your request in good order.  Most telephone transactions are completed within three business days after you call to place the order.  To preserve flexibility, the IPO Fund may revise or remove the ability to purchase shares by phone, or may charge a fee for such service, although currently, the IPO Fund does not expect to charge a fee.

The IPO Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions, and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, the IPO Fund will not be liable for any loss, cost or expense for acting upon an investor’s telephone instructions or for any unauthorized telephone redemption.  As a result of this policy, the investor will bear the risk of any loss unless the IPO Fund has failed to follow such procedure(s).

Purchases by Wire

Prior to the wire purchase you must call 1-888-476-3863 for an investor account number.  At the same time you must also complete a New Account Application, or IRA Application if applicable. As soon as possible after wiring the money, send the Application to the IPO Fund. The IPO Fund must receive a properly completed Application to establish transaction privileges. If the IPO Fund does not receive your original Application, it may delay payment of redemption proceeds and withhold taxes. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases by Internet

For complete information regarding Internet transactions, please see the section entitled “Transactions Through www.renaissancecapital.com”.

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the IPO Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Application Form, you will be required to supply the IPO Fund with information, such as your taxpayer identification number, that will assist the IPO Fund in verifying your identity.  As required by law, the IPO Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld. The IPO Fund reserves the right to request such information as is necessary to verify the identity of a prospective investor.  In the event of delay or failure by a prospective investor to produce any information required for verification purposes, the IPO Fund may refuse to accept the subscription and any monies relating thereto.

Automatic Investment Plan

The IPO Fund offers an Automatic Investment Plan whereby an investor may automatically purchase shares of the IPO Fund on a monthly or quarterly basis ($100 minimum per transaction).  Applications to establish the Automatic Investment Plan are available from the IPO Fund. The minimum initial investment to open an IPO Fund account is reduced to $1,000 when a monthly Automatic Investment Plan is also established.

Retirement Plans

The IPO Fund offers various tax-sheltered retirement plans that allow investors to invest for retirement and to shelter some of their income from taxes.  Application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are available from the Transfer Agent of the IPO Fund upon request.  These Retirement Plans include Individual Retirement Accounts (“IRAs”), Roth IRAs, Rollover IRAs and SEP IRAs.

Minimum Account Balance

The IPO Fund reserves the right to redeem shares held in any account at its option upon sixty days written notice if the value of the account falls below $500 for reasons other than market conditions and remains so during the notice period.

REDEEMING IPO FUND SHARES

You may sell (redeem) your shares at any time.  A fee will be charged on the redemption of shares equal to 2% of the redemption price of shares of the IPO Fund held 90 days or fewer that are being redeemed.  There is no redemption fee for the sale of shares held longer than 90 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions.  Reinvested distributions will be sold first without a fee. The redemption fee will be applied on a share-by-share basis using the “first shares in, first shares out” method. Therefore, the oldest shares are considered to have been sold first.  Redemption fees are paid to the IPO Fund directly and are designed to offset costs associated with fluctuations in the IPO Fund’s asset levels and cash flow caused by short-term shareholder trading.  Any excess fee proceeds will be added to the IPO Fund’s income.

Ordinarily, the IPO Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed request.  However, the right of redemption may be suspended or payment may be postponed under unusual circumstances such as when trading on the New York Stock Exchange is restricted.  Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received has cleared, which may take up to 10 calendar days from the purchase date.

Payment of the redemption proceeds for shares of the IPO Fund where an investor requests wire payment will normally be made in federal funds on the next business day. Written instructions to change or add a wire address require that signatures for all account holders be guaranteed. The Transfer Agent will wire redemption proceeds only to the bank and account designated on the New Account Application or IRA Application or in written instructions subsequently received by the Transfer Agent, and only if it is a commercial bank and a member of the Federal Reserve System. The Transfer Agent currently charges a $10 fee for each payment made by wire of redemption proceeds, which will be deducted from the investor’s proceeds.

Procedure for Requesting Redemption

You may request the sale of your shares by mail, courier, and telephone or through the IPO Fund’s web site www.renaissancecapital.com, as described below:

By Mail: The IPO Fund 4020 South 147th Street, Suite 2 Omaha, NE 68137

The selling price of each share being redeemed will be the IPO Fund’s per share net asset value next calculated after receipt of all required documents in good order.  Good order means that the request must include:

●

Your IPO Fund account number

●

The number of shares or dollar amount to be sold (redeemed)

●

The signatures of all account owners exactly as they are registered on the account

●

Any required medallion signature guarantees

●

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships

●

In the case of shares being redeemed from an IRA or IRA/SEP Plan,

a statement of whether or not federal income tax should be withheld

(in the absence of any statement, federal tax will be withheld)

A medallion signature guarantee of each owner is required to redeem shares in the following situations (i) if you change ownership on your account;  (ii) when you want the redemption proceeds sent to a different street or bank address from that registered on the account;  (iii) if the proceeds are to be made payable to someone other than the account’s owner(s); (iv) any redemption transmitted by federal wire transfer to your bank; and (v) if a change of address request has been received by the IPO Fund or the Transfer Agent within the last 30 days. In addition, medallion signature guarantees are required for all redemptions in excess of $50,000 from any shareholder account.

Medallion signature guarantees are designed to protect both you and the IPO Fund from fraud.  Medallion signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees.

By Telephone

Shares of the IPO Fund may also be sold by calling the Transfer Agent toll-free at 1-888-476-3863. To use this procedure for telephone redemption, a shareholder must have previously elected this procedure in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor’s pre-designated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent. The IPO Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone requests may not be modified or canceled.  The selling price of each share being redeemed will be the IPO Fund’s per share net asset value next calculated after receipt by the Transfer Agent of the telephone redemption request. The IPO Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Redemptions Through www.renaissancecapital.com

You may redeem your shares through the IPO Fund’s web site www.renaissancecapital.com. Shares from an account in any of the IPO Fund’s tax sheltered retirement plans can not be redeemed through the IPO Fund’s web site. For complete information regarding Internet transactions, please see the following section entitled “Transactions Through www.renaissancecapital.com”.

TRANSACTIONS THROUGH WWW.RENAISSANCECAPITAL.COM

You may purchase and redeem IPO Fund shares through the IPO Fund’s web site www.renaissancecapital.com.  To establish Internet transaction privileges you must enroll through the web site.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user’s agreement through the web site in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the web site you must also have ACH instructions on your account.

If you open your account through the web site, then any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn.  Otherwise, redemption proceeds may be sent to you by check, or, if your account has bank information, by wire or ACH.

Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the IPO Fund’s web site.  The IPO Fund imposes a limit of $50,000 on purchase and redemption transactions through the web site.  Transactions through the web site are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the IPO Fund and its service providers have established certain security procedures, the IPO Fund, its distributor and its Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the web site is unavailable for IPO Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the IPO Fund nor its Transfer Agent, distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The IPO Fund intends to pay dividends from net investment income and net realized capital gains (not offset by capital loss carryovers) on an annual basis in December.  When an investor establishes an account, all distributions will automatically be reinvested in full and fractional shares of the IPO Fund and will be calculated to the nearest 1000th of a share. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to the investor’s account on such date. No income dividend or capital gain distributions will be paid to shareholders in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

FREQUENT PURCHASES AND

REDEMPTIONS OF IPO FUND SHARES

Frequent trading or market timing of IPO Fund shares could harm the IPO Fund and its long-term investors. In an effort to protect shareholders and reduce the possibility of harmful market timing activity, the IPO Fund monitors trading patterns, and reserve the right to take appropriate action as deemed necessary including, but not limited to, refusing to accept purchase orders. Some investors use a variety of strategies to hide their identities and their trading practices by holding shares through financial intermediaries or in omnibus accounts; however, the IPO Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the IPO Fund enter into an agreement with the IPO Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the IPO Fund upon request. Under no circumstances will the IPO Fund or its adviser enter into any agreements with any investor or investment adviser to encourage or facilitate market timing in the IPO Fund. The IPO Fund currently imposes a 2% early redemption fee for shares held 90 days or less.  Although the IPO Fund takes steps to prevent abusive trading practices, there is no guarantee that all such practices will be detected or prevented.

TAX CONSEQUENCES

The IPO Fund intends to qualify annually for and elect tax treatment applicable to all regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Because it intends to distribute substantially all of its net investment income and capital gains to shareholders, it is not expected that the IPO Fund will be required to pay any federal income taxes.  The IPO Fund would be subject to a 4% excise tax on the portion of its undistributed income if it fails to meet certain annual distribution requirements. The IPO Fund intends to make distributions in a timely manner, and accordingly, does not expect to be subject to taxes.  Shareholders subject to taxation on their income will normally have to pay federal income taxes and any state and local income taxes on the dividends and distributions they receive from the IPO Fund, even though such amounts are reinvested into shares of the IPO Fund.

At the end of each calendar year, shareholders are sent full information on dividends and long-term capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

Prior to purchasing shares of the IPO Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions that are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, for such a recent purchaser is subject to taxation.

A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the IPO Fund. The tax consequences of a sale or redemption depend on several factors, including the shareholder’s tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of the IPO Fund shares on purchase or reinvestment date). Under certain circumstance, a loss on the sale or redemption of shares held for six months or less may be treated as a long-term capital loss to the extent that the IPO Fund has distributed long-term capital gain dividends on such shares. Moreover, a loss on a sale or redemption of the IPO Fund share will be disallowed to the extent the shareholder purchases other shares of the IPO Fund within 30 days before or after the date shares are sold or redeemed.

Special Tax Considerations

The Fund maintains accounts and calculates income in U.S. dollars.  In general, the Fund’s transactions in foreign currency denominated stock and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of a foreign currency.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes.

Income received by the Fund from sources within various foreign countries may be subject to foreign income tax and withholding.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund.  Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both).  No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro-rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources.  Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, generally will not be affected by any such “pass through” of foreign tax credits.

The Fund may invest in equity interests of certain entities that may qualify as “passive foreign investment companies.”  Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on “excess distributions” received by the Fund or on gain from the disposition of such investments by the Fund.  The Code generally allows the Funds to elect to mark to market and recognize gains on such investments at its taxable year-end.  Application of these rules may cause the Fund to recognize income without receiving cash with which to pay dividends or to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes.  The Fund will monitor its investments in equity interests in “passive foreign investment companies” to ensure its ability to comply with these distribution requirements.

The forgoing is only a general discussion of some of the special tax considerations that may apply to the Fund. Shareholders in the Fund are advised to consult with their own tax advisers with respect to the tax considerations, including federal, state and local and foreign tax considerations.

DISTRIBUTION ARRANGEMENTS

The IPO Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan authorizes annual payments by the IPO Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .50% of the IPO Fund’s average daily net assets.  A long-term shareholder should consider that the fees and costs he or she will incur under the Plan may result in the shareholder paying more over time than the equivalent of the maximum front-end sales charges permitted by the rules and regulations of the Financial Industry Regulatory Authority, Inc.

Payments for distribution under the Plan shall be used to compensate or reimburse the Broker/Dealer and other broker-dealers for services provided and expenses incurred in connection with the sale of the IPO Fund’s shares, and are not tied to the amount of actual expenses incurred.  Payments for distribution may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to .25% of the average daily net asset value of shares invested in the IPO Fund by customers of these broker-dealers.

FINANCIAL HIGHLIGHTS INFORMATION

This financial highlights table is intended to help you understand the IPO Fund’s financial performance for the five-year period through September 30, 2009.  Certain information reflects financial results for a single share of the IPO Fund.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the IPO Fund assuming reinvestment of all dividends and distributions.

Tait, Weller & Baker LLP has audited this information.  Tait, Weller & Baker LLP’s report along with further detail on the IPO Fund’s financial statements are included in the IPO Fund’s annual report to shareholders dated September 30, 2009, which is available upon request.

For a capital share outstanding throughout the period:

Year ended September 30,

	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$11.14	$15.06	$11.79	$12.58	$10.55
Income (Loss) From Investment Operations
Net Investment Income (Loss)	(0.15)	(0.12)	(0.18)	(0.20)	(0.25)
Net Realized and Unrealized Gain (Loss)	0.09	(3.81)	3.43	(0.60)	2.28
Total from Investment Operations	(0.06)	(3.93)	3.25	(0.80)	2.03
Paid-in-Capital From Redemption Fees	0.00*	0.01	0.02	0.01	0.00*
Net Asset Value, End of Year	$11.08	$11.14	$15.06	$11.79	$12.58
Total Return (1)	(0.54)%	(26.03)%	27.74%	(6.28)%	19.24%
Ratios and Supplemental Data
Net Assets, End of Year (000s)	$10,087	$11,073	$18,095	$15,761	$20,096
Ratio of Net Expenses to Average Net Assets (2)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of Net Expenses to Average Net Assets including dividends on short sales(2)	2.50%	2.50%	2.51%	2.51%	2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	(1.52)%	(0.83)%	(1.19)%	(1.42)%	(2.00)%
Ratio of Expense to Average Net Assets, excluding waivers(2)	4.35%	3.47%	3.07%	3.18%	3.27%
Ratio of Net Investment Income(Loss) to Average Net Assets, excluding waivers(2)	(3.37)%	(1.79)%	(1.76)%	(2.09)%	(2.77)%
Portfolio Turnover Rate(2)	227.91%	429.90%	231.80%	260.25%	158.00%

(1) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(2) The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests..

* Per share amount represents less than $0.01 per share.

 AN IMPORTANT MESSAGE ABOUT OUR PRIVACY POLICY

As a broker-dealer and the investment advisor to the IPO Plus Aftermarket Fund, we at Renaissance Capital want to assure you that your privacy is important to us. We take every reasonable precaution to safeguard your personal information from unauthorized access.

We do not sell or disclose any nonpublic personal information about shareholders or their IPO Plus Aftermarket Fund accounts to anyone except as permitted by law.  For example, we disclose all of the information we collect, as described above, to our transfer agent so that they can process shareholders’ transactions.  We restrict access to shareholders’ nonpublic personal information to those employees who need to know that information so that they may provide products and services to the shareholders.  We maintain physical, electronic and procedural safeguards that comply with federal standard to guard shareholders nonpublic personal information.

Not a part of the Prospectus

ADDITIONAL INFORMATION

Statement of Additional Information

The SAI provides a more complete discussion of certain matters contained in this Prospectus and is incorporated by reference, which means that it is considered a part of the Prospectus.

Annual and Semi-Annual Reports

The annual and semi-annual reports to shareholders contain additional information about the IPO Fund’s investments, including a discussion of the market conditions and investment strategies that significantly affected the IPO Fund’s performance during its last fiscal year.

Obtaining Information

You may obtain the SAI, annual reports and semi-annual reports without charge by calling toll-free 1-888-476-3863 or by writing to the IPO Plus Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.  You can review and copy information about the IPO Fund (including the SAI) at the SEC’s Public Reference Room in Washington D.C.  You can call 1-202-942-8090 for information on the operations of the Public Reference Room.  Reports and other information about the IPO Fund are available at the SEC’s Internet site at: http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov.  The SAI, annual report and semi-annual report are also available free of charge at the adviser’s website, http://renaissancecapital.com/IPOPlus/IPOPlus.aspx.

Transfer and Dividend Disbursing Agent

Gemini Fund Services, LLC, which has its headquarters at 4020 South 147th Street, Suite 2, Omaha, NE 68137, serves as the IPO Fund’s Transfer and Dividend Disbursing Agent.

Custodian

The Bank of New York Mellon, which has its principal custodial address at One Wall Street, 25th Floor, New York, acts as Custodian for the IPO Fund’s investments.

Counsel

Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-0208, serves as counsel to Renaissance Capital Greenwich Funds.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as independent registered public accounting firm of Renaissance Capital Greenwich Funds.

Investment Company Act File No. 811-08049.

The IPO Plus Aftermarket Fund

IPOSX

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2010

The IPO Plus Aftermarket Fund (the “IPO Fund”) is a series of Renaissance Capital Greenwich Funds (“Renaissance Capital Funds” or the “Trust”), a Delaware business trust, operating as a diversified, open-end investment company. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the prospectus and should be read in conjunction with the prospectus for the IPO Fund also dated January 30, 2010 (the “Prospectus”). A Prospectus may be obtained without charge by writing The IPO Plus Aftermarket Fund, 4020 South 147th Street, Suite 2, Omaha, NE 68137, or by calling toll free at 1-888-476-3863.

The financial statements and Report of Independent Registered Public Accounting Firm for the fiscal year ended September 30, 2009 are contained in the IPO Fund’s Annual Report to Shareholders (the “Annual Report”) and are hereby incorporated by reference into this SAI.

TABLE OF CONTENTS

FUND HISTORY
INVESTMENT STRATEGIES AND RISKS
INVESTMENT RESTRICTIONS
TEMPORARY DEFENSIVE POSITION
PORTFOLIO HOLDINGS
MANAGEMENT OF THE IPO FUND
COMMITTEES
COMPENSATION TABLE
SHARE OWNERSHIP IN THE IPO FUND
CODE OF ETHICS
PROXY VOTING POLICIES
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT ADVISORY AND OTHER SERVICES
SHAREHOLDER SERVICES
BROKERAGE ARRANGEMENTS
PORTFOLIO MANAGER
HOW TO BUY SHARES
HOW TO REDEEM SHARES
VALUATION OF SECURITIES
TAXES
ADDITIONAL INFORMATION
FINANCIAL STATEMENTS
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

FUND HISTORY

The IPO Fund is a series of Renaissance Capital Greenwich Funds, a Delaware business trust organized on January 8, 1997.  The Trust may offer an unlimited number of shares and classes of the IPO Fund.

INVESTMENT STRATEGIES AND RISKS

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Investment Objective, Principal Strategies & Risks”. The IPO Fund is a diversified, open-end management investment company.

Short Sales

The IPO Fund may seek to hedge investments or realize additional gains through short sales.  Short sales are transactions in which the IPO Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  The IPO Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the IPO Fund must replace the borrowed security.  To complete such a transaction, the IPO Fund must borrow the security to make delivery to the buyer.  The IPO Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the IPO Fund sold the security.  Until the security is replaced, the IPO Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the IPO Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the IPO Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  The IPO Fund also will incur transaction costs in effecting short sales.  To secure its obligation to deliver the securities sold short, the IPO Fund will deposit in escrow in a separate account with its custodian, an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.

All short sales must be fully collateralized, and the IPO Fund will not sell securities short if, immediately after and as a result of the sale, the value of all securities sold short by the IPO Fund exceeds 33 1/3% of its net assets.   The IPO Fund may also engage in a technique known as selling short “against the box.” When selling short “against the box,” the IPO Fund will own an equal amount of securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as and in an amount equal to, the securities sold short.  Gain will be recognized as a result of certain constructive sales including short sales against the box.

Securities Lending

For incremental income purposes, the IPO Fund may lend its portfolio securities constituting up to 33 1/3% of its total assets to U.S. or foreign broker-dealers, banks or institutional borrowers of securities which have been rated within the two highest grades assigned by Standard & Poor’s Corporation or Moody’s Investors Service or have been determined by Renaissance Capital, LLC (“Renaissance Capital” or the “Adivser”) to be of comparable quality.  Renaissance Capital is responsible for monitoring compliance with this rating standard during the term of any securities lending agreement.  With the loan of portfolio securities, there is a risk that the borrowing institution will fail to redeliver the securities due.  The IPO Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the IPO Fund.  During the time portfolio securities are on loan, the borrower will pay the IPO Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the IPO Fund or the borrower at any time.  While the IPO Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment.

Futures Contracts

The IPO Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously purchased) in an identical contract to terminate the position.  A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.  The acquisition of put and call options on futures contracts will, respectively, give the IPO Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and may be changed.  Brokers may establish deposit requirements which are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open. The IPO Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the IPO Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities.  When interest rates are expected to fall or market values are expected to rise, the IPO Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the IPO Fund than might later be available in the market when it effects anticipated purchases.

The IPO Fund’s ability to effectively utilize futures trading depends on several factors.  First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index.  Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.  Third, the purchase of a futures contract involves the risk that the IPO Fund could lose more than the original margin deposit required to initiate a futures transaction.

Restrictions on the Use of Futures Contracts.  The IPO Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.  The IPO Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes (as that term is defined in the Commodities Exchange Act) to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the IPO Fund’s total assets.  In addition, the IPO Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the IPO Fund’s total assets.  Futures transactions will be limited to the extent necessary to maintain the IPO Fund’s qualification as a regulated investment company.

Renaissance Capital Funds, on behalf of the IPO Fund, has undertaken to restrict its futures contract trading as follows: first, the IPO Fund will not engage in transactions in futures contracts for speculative purposes; second, the

IPO Fund will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the IPO Fund will disclose to all prospective shareholders the purpose of and limitations on its commodity futures trading; fourth, the IPO Fund will submit to the CFTC special calls for information.  The Trust, on behalf of the IPO Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the IPO Fund's operation.  Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”).  Under those requirements, where the IPO Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under SEC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures or forward contracts held by the IPO Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under SEC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).  However, segregation of assets is not required if the IPO Fund “covers” a long position.  For example, instead of segregating assets, the IPO Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the IPO Fund.  In addition, where the IPO Fund takes short positions, or engages in sales of call options, it need not segregate assets if it “covers” these positions.  For example, where the IPO Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The IPO Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where the IPO Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The IPO Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the IPO Fund.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the IPO Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the IPO Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the IPO Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The IPO Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market, which may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the IPO Fund are primarily for hedging purposes, Renaissance Capital believes that the IPO Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the IPO Fund does involve the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It is also possible that the IPO Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There is also the risk of loss by the IPO Fund of margin deposits in the event of bankruptcy of a broker with whom the IPO Fund has an open position in a futures contract or related option.

Options

The IPO Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.

Covered Call Options.  The IPO Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the IPO Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the IPO Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.  The IPO Fund retains the risk of loss should the price of such securities decline.  If the option expires unexercised, the IPO Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.  If the option is exercised, the IPO Fund realizes a gain or loss equal to the difference between the IPO Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The IPO Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  The IPO Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the IPO Fund.

Covered Put Options.  The IPO Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the IPO Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the IPO Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, the IPO Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The IPO Fund may terminate a put option that it has written before it expires by a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing Put and Call Options.  The IPO Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the IPO Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the IPO Fund must pay.  These costs will reduce any profit the IPO Fund might have realized had it sold the underlying security instead of buying the put option.

The IPO Fund may purchase call options to hedge against an increase in the price of securities that the IPO Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the IPO Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the IPO Fund might have realized had it bought the underlying security at the time it purchased the call option.

The IPO Fund may also purchase put and call options to attempt to enhance its current return.

Risks Involved in the Sale of Options.  Options transactions involve certain risks, including the risks that Renaissance Capital will not forecast interest rate or market movements correctly, that the IPO Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations.  The successful use of these strategies depends on the ability of Renaissance Capital to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position.  As a result, the IPO Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Renaissance Capital believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the IPO Fund’s use of options.  The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert.  It is possible that Renaissance Capital Funds and other clients of Renaissance Capital may be considered such a group.  These position limits may restrict the IPO Funds’ ability to purchase or sell options on particular securities.  Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction.  For that reason, it may be more difficult to close out unlisted options than listed options.  Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Illiquid Investments and Restricted Securities

The IPO Fund may invest up to 15% of its net assets in illiquid investments (investments that cannot readily be sold within seven days) including restricted securities which do not meet the criteria for liquidity established by the Board of Trustees.  Renaissance Capital, under the supervision of the Board of Trustees, determines the liquidity of the IPO Fund’s investments.  The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.  Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.  Restricted securities are securities that cannot be sold to the public without registration under the Securities Act of 1933.  Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Convertible Securities

The IPO Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks.  The IPO Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible.  The convertible securities in which the IPO Fund may invest consist of bonds, notes, debentures and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.

The IPO Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party.  Thus, the IPO Fund may not be able to control whether the issuer of a convertible security chooses to convert that security.  If the issuer chooses to do so, this action could have an adverse effect on the IPO Fund’s ability to achieve its investment objective.

Investment Company Securities

The IPO Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  Because such other investment companies employ an investment adviser, such investment by the IPO Fund will cause shareholders to bear duplicative fees, such as management fees.

Foreign Securities

Foreign Securities in which the IPO Fund may invest include direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts, “ADRs”) that represent indirect interests in securities of foreign issuers. The IPO Fund is not limited in the amount of assets it may invest in such foreign securities; however, the IPO Fund will limit its investments in any single foreign country to no more than 25%. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser misjudging the value of certain securities or result in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the U.S. or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the IPO Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and exchange traded funds).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The IPO Fund may purchase ADRs, international depository receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the IPO Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries.

Foreign Securities Risk

The IPO Fund may invest an unlimited amount of its net assets in foreign securities; provided, that the IPO Fund will limit its investments in the issuers of any single foreign country to 25% of its net assets. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation. Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the IPO Fund’s distributions attributable to foreign securities will be designated as Qualified Dividend Income (“QDI”).

Borrowing

The IPO Fund may, from time to time, borrow up to 33 1/3% of its total assets from banks at prevailing interest rates for temporary or emergency purposes and investing in additional securities.  The IPO Fund’s borrowings are limited so that immediately after such borrowings the value of assets (including borrowings) less liabilities (not including borrowings) is at least three times the amount of the borrowings.  Should the IPO Fund, for any reason, have borrowings that do not meet the above test then, within three business days, the IPO Fund must reduce such borrowings so as to meet the necessary test.  Under such a circumstance, the IPO Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so.  Gains made with additional funds borrowed will generally cause the net value of the IPO Fund’s shares to rise faster than could be the case without borrowings.  Conversely, if investment results fail to cover the cost of borrowings, the net asset value of the Fund could decrease faster than if there had been no borrowings.

INVESTMENT RESTRICTIONS

The IPO Fund has adopted the following restrictions and policies relating to the investment of the assets of the IPO Fund and its activities.  These are fundamental restrictions and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the IPO Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of the IPO Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

The IPO Fund may not:

1.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the IPO Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the IPO Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).  Investments by the IPO Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

3.  Issue any senior security except that (a) the IPO Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the Investment Company Act of 1940, as amended, (the “1940 Act”) or an exemptive order; (b) the IPO Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and  (c) subject to the restrictions set forth below, the IPO Fund may borrow money as authorized by the 1940 Act.

4. Lend any security or make any other loan if, as a result, more than 33 1/3% of the IPO Fund’s total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

5.  Underwrite securities issued by others, except to the extent that the IPO Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the “1933 Act”) in the disposition of restricted securities.

6. With respect to 75% of the IPO Fund’s total assets, the IPO Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result (a) more than 5% of the IPO Fund’s total assets would be invested in the securities of that issuer, or (b) the IPO Fund would hold more than 10% of the outstanding voting securities of that issuer.

7.  Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the IPO Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.  In the utilities category, the industry shall be determined according to the service provided.  For example, gas, electric, water and telephone will be considered as separate industries.

TEMPORARY DEFENSIVE POSITION

When Renaissance Capital deems market or economic conditions to be unfavorable, the IPO Fund may assume a defensive position by temporarily investing up to 100% of its assets in cash or high quality money market instruments, such as short-term U.S. government obligations, commercial paper, or repurchase agreements, seeking to protect its assets until conditions stabilize.  During fiscal 2008, turnover in the IPO Fund was 429%, which is higher than in past years due to the Adviser’s defensive strategy of selling securities to protect assets.  The turnover of 227% in fiscal 2009 also reflects this defensive posture but to a lesser extent.

PORTFOLIO HOLDINGS

Statutory Portfolio Holdings Disclosure.   As required by Section 30 of the 1940 Act, the Trust mails to shareholders its annual and semi-annual reports within 60 days after the end of said periods.  Such reports, which contain, among other items, a list of the IPO Fund’s portfolio holdings, are filed with the SEC electronically on Form N-CSR within 10 days of mailing.  In addition, Form N-Q, which contains a list of the IPO Fund’s portfolio holdings as of the end of the IPO Fund’s first and third fiscal quarters, is filed electronically with the SEC within 60 days after the end of said periods. The Trust makes the IPO Fund’s portfolio holdings available on its website shortly after Form N-CSR is filed with the SEC.

Voluntary Portfolio Holdings Disclosure.  Each month, the Trust typically makes an abridged version of the IPO Fund’s portfolio available on its web site.  This information is usually posted between one and three weeks after the portfolio date.

Selective Portfolio Holdings Disclosure.  The IPO Fund has ongoing arrangements for making available information about the IPO Fund’s portfolio holdings to selective categories of third parties for legitimate business purposes and with the understanding that these third parties have a duty of confidentiality, including the duty not to trade on inside information.   This information may be made available on a daily basis. These third parties are the IPO Fund’s: (i) independent registered public accounting firm (currently Tait, Weller & Baker LLP), (ii) custodian (Bank of New York Mellon), administrator, transfer agent and fund accountant (Gemini Fund Services, as well as rating and ranking organizations, such as Lipper, Morningstar and Bloomberg.  The Chief Compliance Officer or senior officers of  Renaissance Capital, LLC (the “Adviser” or “Renaissance Capital”) may authorize such selective disclosure of the IPO Fund’s portfolio with oversight by the Board of Trustees.

Protection of Non-Public Information about the Fund’s Portfolio.  Renaissance Capital maintains and enforces a Code of Ethics to prevent the misuse of material non-public information.  These policies extend to prohibitions against trading portfolio securities on the basis of material non-public information acquired by the analysts or portfolio managers employed by the investment advisor.  These policies also prohibit potential misuses of non-public information, including the disclosure to third parties of material information about the fund’s portfolio, its trading strategies, or pending transactions, and the purchase or sale of fund shares by advisory personnel based upon material, non-public information about the fund’s portfolio.

The Board of Trustees has determined that the selective disclosure of the IPO Fund’s portfolio holdings as described above, not only serves a legitimate business purpose, but also is in the best interests of IPO Fund shareholders. The IPO Fund’s Board of Trustees and Chief Compliance Offier can authorize additional disclosure.

MANAGEMENT OF THE IPO FUND

Overall responsibility for management of the IPO Fund rests with the Trustees who are elected by the shareholders.  The Trustees, in turn, elect the officers of the IPO Fund to actively supervise its day-to-day operations.

The Trustees and Officers of the IPO Fund and their principal occupations during the past five years are set forth below.

Trustees and Officers

Name Address Age	Position(s) Held with Fund (a)	Length of Service (b)	Principal Occupations(s) During Past 5 Years	Other Directorships Held
Independent Trustees
Warren K. Greene American Investors Fund LLC 40 Hoyt Street Stamford, CT 06905 Age: 73	Independent Trustee	Independent Trustee since December 1997	President - American Investors Fund, LLC (July 2006-Present), Senior Vice President and Investment Manager – NorthCoast Asset Management LLC* (January 1995 – June 2006),	EII Realty Securities Trust
Gerald W. Puschel F. Schumacher & Co. 79 Madison Avenue New York, NY 10016 Age: 68	Independent Trustee	Independent Trustee since December 1997	President and Chief Executive Officer- F. Schumacher & Co.	F. Schumacher & Co.
Interested Trustee and Officers
Kathleen Shelton Smith ** Two Greenwich Plaza Greenwich, CT 06830 Age: 56	Interested Trustee, Chairperson, Vice President, Treasurer and Chief Compliance Officer	Since December 1997

Chairperson, Chief Compliance Officers, Vice President, Treasurer and Secretary – Renaissance Capital LLC, Renaissance Capital, Inc., Renaissance Capital I Corp., Renaissance Capital International, LLC

None
William K. Smith*** Two Greenwich Plaza Greenwich, CT 06830 Age: 58	President	Since December 1997	President, Chief Executive Officer and Director – Renaissance Capital LLC, Renaissance Capital, Inc., Renaissance Capital I Corp., Renaissance Capital International, LLC	None
Linda R. Killian Two Greenwich Plaza Greenwich, CT 06830 Age: 59	Chief Investment Officer, Vice President, Secretary	Since December 1997	Vice President and Director – Renaissance Capital LLC	None

(a) There is currently only one (1) portfolio in the complex and it is overseen by all Trustees.

(b) The term of service for each Trustee is indefinite until a successor is elected.

* Formerly known as “Trendlogic, LLC”

** Ms. Smith is an “interested person” under the 1940 Act.  Ms. Smith is the wife of William K. Smith.

***Mr. Smith is the husband of Kathleen Shelton Smith.

COMMITTEES

The Board of Trustees has appointed a standing Audit Committee comprised solely of the Independent Trustees.  The Audit Committee, among other things, approves professional services provided by the independent accountants and other accounting firms prior to the performance of the services, makes recommendations to the Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations. During the fiscal year ended September 30, 2009 there was two Audit Committee meeting.

COMPENSATION TABLE

Each Independent Trustee receives a fee of $500 for each meeting attended and $1,000 each quarter.  Officers of the IPO Fund and Trustee who are interested persons of the IPO Fund do not receive any compensation from the IPO Fund.  The following table sets forth information regarding compensation of Trustees for the fiscal year ended September 30, 2009.

Name of Person, Position	Aggregate Compensation From the IPO Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the IPO Fund and Fund Complex (1) Paid to Trustees
Kathleen Shelton Smith, Trustee	None	None	None	None
Warren K. Greene, Trustee	$6,000	None	None	$6,000
Gerald W. Puschel, Trustee	$6,000	None	None	$6,000

(1)

Currently there is only the IPO Fund in the Renaissance Capital Funds Complex.

SHARE OWNERSHIP IN THE IPO FUND

The following table shows each Trustee's ownership in securities of the IPO Fund as of the calendar year ended December 31, 2009:

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity in Securities in All Registered Investment Companies Overseen by Trustee in the Fund Family*
Independent Trustees:
Warren K. Greene	$1 - $10,000	$1 - $10,000
Gerald W. Puschel	$1 - $10,000	$1 - $10,000
Interested Trustees
Kathleen Shelton Smith	over $100,000	over $100,000

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000

CODE OF ETHICS

Renaissance Capital and the IPO Fund have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act, which prevents violations of the anti fraud provisions of the securities laws by forbidding Access Persons from: (i) recommending to or causing the IPO Fund to acquire or dispose of any security in which such Access Person or its affiliate has direct or indirect beneficial ownership without prior written disclosure; (ii) purchasing or selling any security which such person intends to recommend for purchase or sale by the IPO Fund until the IPO Fund has completed all of its intended trades in that security; (iii) acquiring a security in a limited offering or in an IPO without prior written approval from the President of the Trust; and (iv) engaging in a transaction involving securities held or being considered for investment by the IPO Fund (subject to a de minimus exception).

The Code of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The Codes of Ethics is also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, or for a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the IPO Fund to the IPO Fund’s Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the IPO Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the IPO Fund’s vote will be cast.

The Adviser’s proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.

More information. The actual voting records relating to IPO Fund securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-888-476-3863 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the IPO Fund’s proxy voting policies and procedures are also available by calling 1-888-476-3863 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders of Securities.  As of December 31, 2009, the IPO Fund was aware that the following person(s) or entities owned a controlling interest (ownership of greater than 25%) or owned of record 5% or more of the outstanding shares of the IPO Fund:

Name and Address	Number of Shares owned	Percentage Held of Record
National Financial Services, LLC One World Financial Center New York, NY 10281 Charles Schwab 101 Montgomery Street San Francisco, CA 94104 Kathleen Shelton Smith 20 Lindsay Drive Greenwich, CT 06830	118,424 116,748 57,130	13.01% 12.83% 6.28%

As of December 31, 2009, the Trustees and officers as a group owned 6.46 % of the IPO Fund

INVESTMENT ADVISORY AND OTHER SERVICES

As described in the Prospectus, Renaissance Capital is the IPO Fund’s investment adviser (the “Adviser”), providing services under the advisory and service contracts.  Renaissance Capital has been a registered investment adviser since August 1994 and it and its predecessor have been operating since September 1991.

The principal executive officers and directors of Renaissance Capital are Kathleen Shelton Smith, Chairman and Treasurer, William K. Smith, President and CEO, and Linda R. Killian, Secretary and Vice President.  Renaissance Capital is wholly owned by the three principals.

The investment advisory agreement between the IPO Fund and Renaissance Capital dated October 10, 1997 provides for an advisory fee at an annual rate of 1.50% of the IPO Fund’s average daily net assets during the year.  For the 12-month period ended September 30, 2007, the Adviser was paid $270,662 in management fees and waived $102,525.  For the 12-month period ended September 30, 2008, the Adviser was paid $216,121 in management fees and waived 139,074. For the 12-month period ended September 30, 2009, the Adviser was paid $137,179 in management fees and waived $137,179.

The investment advisory agreement provides that Renaissance Capital shall render investment advisory and other services to the IPO Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the IPO Fund.  The IPO Fund pays all other expenses not assumed by Renaissance Capital, including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal, audit and fund accounting expenses, fees and expenses in connection with qualification under federal and state securities laws, and costs of shareholder reports and proxy materials.

It is possible that certain of Renaissance Capital’s clients may have investment objectives similar to the IPO Fund and certain investments may be appropriate for the IPO Fund and for other clients advised by Renaissance Capital. From time to time, a particular security may be bought or sold for only one client’s portfolio or in different amounts and at different times for more than one but less than all such clients.  In addition, a particular security may be bought for one or more clients when one of more clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time.  In such an event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order.  In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the IPO Fund.  In other cases, however, it is believed that the ability of the IPO Fund to participate, to the extent permitted by law, in volume transactions will produce less expensive brokerage costs.

The officers, directors, employees of Renaissance Capital and its affiliates may from time to time own securities that are also held in the IPO Fund’s portfolio.  Renaissance Capital has adopted a Code of Ethics which requires among other things, duplicate confirms of security transactions for each account and restricting trading in various types of securities to avoid possible conflicts of interest.

Renaissance Capital may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers, or financings.  In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the IPO Fund, specific reference to such agreements will be made in the “Schedule of Investments” in shareholder reports of the IPO Fund.  As of the date of this Statement of Additional Information, no such agreements exist.

Fund Administration

Under an Administration Agreement dated February 2, 2004 (the “Administration Agreement”), Gemini Fund Services, LLC. (the “Administrator”), located at 450 Wireless Blvd., Hauppauge, NY  11788, generally supervises certain operations of the IPO Fund, subject to the over-all authority of the Board of Trustees.

For its services, the Administrator receives a fee on the value of the IPO Fund computed daily and payable monthly, at the annual rate of $25,000 on the first $75 million in average daily net assets, plus six one-hundredths of one percent (0.06%) on the next $100 million of average daily net assets, and 4 one-hundredths of one percent (0.04%) on the balance plus out of pocket expenses.  For the 12-month period ended September 30, 2007, Administration Fees paid to the Administrator amounted to $58,617. For the 12-month period ended September 30, 2008, Administration Fees paid to the Administrator amounted to $56,993. For the 12-month period ended September 30, 2009, Administration Fees paid to the Administrator amounted to $59,289.

Fund Accounting

Under an Accounting Agreement dated February 2, 2004 (the “Accounting Agreement”), Gemini Fund Services, LLC., located at 450 Wireless Blvd., Hauppauge, NY  11788, generally supervises certain operations of the IPO Fund, subject to the over-all authority of the Board of Trustees.

For its services, the Administrator receives a fee on the value of the IPO Fund computed daily and payable monthly, at the annual rate of $25,000 on the first $75 million in average daily net assets, plus 1 and 1/4 one-hundredths of one percent (0.0125%) on the next $200 million of average daily net assets, and 1 one-hundredths of one percent (0.01%) on next $300 million of average daily net assets, plus 1/4 one-hundredths of one percent (0.0075%) on the balance, plus out of pocket expenses.

SHAREHOLDER SERVICES

The IPO Fund has entered into shareholder servicing agreements with certain shareholder servicing agents under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own shares of the IPO Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services.  For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of shares of the IPO Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship.  Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans.  Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services.  Certain shareholder servicing agents may (although they are not required by the IPO Fund to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents. In approving the Distribution Plan (“the Plan”) in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the Independent Trustees, being Trustees who are not “interested persons”, as defined by the 1940 Act, of the Renaissance Capital Funds and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the IPO Fund and its shareholders.  The Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the IPO Fund’s outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the Independent Trustees.  While the Plan remains in effect, the Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the IPO Fund under the Plan and the purposes for which such expenditures were made.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the Independent Trustees cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office.  For the 12-month period ended September 30, 2007 the IPO Fund paid $45,110 in shareholder services fees and $45,110 in distribution fees, a portion of which was paid to Renaissance Capital Investments, Inc. (“RCI”) an affiliate of the Adviser.  For the 12-month period ended September 30, 2008 the IPO Fund paid 36,020 in shareholder services fees and $36,020 in distribution fees, a portion of which was paid to Renaissance Capital Investments, an affiliate. For the 12-month period ended September 30, 2009 the IPO Fund paid $22,863 in shareholder services fees and $22,863 in distribution fees, a portion of which was paid to Renaissance Capital Investments, an affiliate of the Adviser.

Distributor

Renaissance Capital Investments, Inc. (“RCI”), an affiliate of the Adviser, acts as principal underwriter/distributor for the IPO Fund.  The purpose of acting as underwriter is to facilitate the registration of each IPO Fund’s shares under state securities laws and to assist in the sale of shares.  RCI is compensated by the IPO Fund for its services to the IPO Fund under a written agreement for such services.  For the fiscal years ended September 30, 2007, 2008 and 2009, RCI received, $60,970, $42,738 and $30,625, respectively, for underwriting/distribution services provided to the IPO Fund.

The following table represents all commissions and other compensation received by the principal underwriter RCI, who is an affiliated person of the IPO Funds, during the fiscal year ended September 30, 2009.

Name of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption And Repurchases	Brokerage Commissions	Other Compensations
Renaissance Capital Investments, Inc.	$0	$0	$0	$30,625

* This compensation represents $22,863 received for Shareholder Servicing, which includes the processing of the application, and $7,762 for 12b-1 services, which include marketing.

Transfer Agent

Gemini Fund Services, LLC, which has its headquarters at 4020 South 147th Street, Suite 2, Omaha, NE 68137, serves as the IPO Fund’s Transfer and Dividend Disbursing Agent.

Custodian

The Bank of New York Mellon, which has its principal custodial address at One Wall Street, 25th Floor, New York, NY 10286 acts as Custodian for the IPO Fund’s investments. Under the terms of the Custodial Agreement, the Bank of New York Mellon is responsible for the receipt and delivery of the IPO Fund’s securities and cash.  The Bank of New York Mellon does not exercise any supervisory functions over the management of the IPO Fund or the purchase and sale of securities.

In its role as Custody Administrator, Gemini Fund Services, LLC receives an annual fee based upon a percentage of the IPO Fund’s assets, subject to certain minimums, plus certain transactional charges.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as independent registered public accounting firm for the IPO Fund.  They are responsible for performing an audit for the IPO Fund’s year-end financial statements as well as providing accounting and tax advice for the management of the IPO Fund.

BROKERAGE ARRANGEMENTS

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of Renaissance Capital, are able to execute them as expeditiously as possible and at the best obtainable price.  Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained.  Renaissance Capital is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Such services may include but are not limited to information as to the availability of securities for purchase and sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of portfolio securities.  Such allocations will be in such amounts and in such proportions as Renaissance Capital may determine.  A portion of the IPO Fund’s brokerage commissions may be paid to RCI, an affiliate of Renaissance Capital.

Renaissance Capital undertakes that such higher commissions will not be paid by the IPO Fund unless (1) Renaissance Capital determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of Renaissance Capital’s overall responsibilities to the IPO Fund, (2) such payment is made in compliance with the provisions of Section 28 (e) of the Securities and Exchange Act of 1934 and other applicable state and federal laws, and (3) in the opinion of Renaissance Capital the total commissions paid by the IPO Fund are reasonable in relation to the expected benefits to the IPO Fund over the long term.  The investment advisory fees paid by the IPO Fund under the investment advisory agreement are not reduced as a result of the IPO Fund’s receipt of research services. For the 12-month period ended September 30, 2007, the IPO Fund paid $149,613 in brokerage commissions.  For the 12-month period ended September 30, 2008, the IPO Fund paid $86,132 in brokerage commissions. For the 12-month period ended September 30, 2009, the IPO Fund paid $11,450 in brokerage commissions.

Consistent with both the Rules of Fair Practice of the Financial Industry Regulatory Authority, Inc. and such policies as the Board of Trustees may determine, and subject to seeking best execution, Renaissance Capital may consider sales of shares of the IPO Fund as a factor in the selection of dealers to execute portfolio transactions for the IPO Fund.

The Board of Trustees has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to the Broker/Dealer or any other “affiliated person” be “reasonable and fair” compared to the commissions paid to other brokers in connection with comparable transactions.  The procedures require that Renaissance Capital furnish reports to the Trustees with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto.

Section 10(f) of the 1940 Act generally prohibits an investment company from acquiring, during the existence of any underwriting or selling syndicate, any securities the principal underwriter of which is affiliated with the investment company’s investment adviser.  Rule 10f-3, however, permits an investment company to purchase such securities if certain procedures are followed.  These conditions include (i) that the securities to be purchased are part of a registered offering or are municipal securities; (ii) that the securities are purchased at not more than the public offering price; (iii) that the securities are offered pursuant to an underwriting agreement; (iv) that the commissions paid are fair and reasonable; (v) that the securities meet certain qualifications and ratings; (vi) that the amount of securities purchased are limited to up to 25% of the principal amount of the offering; and (vii) that the investment company may not purchase such securities directly or indirectly from certain affiliated persons.  The procedures must be approved and reviewed annually by the Board of Trustees of the investment company.

PORTFOLIO MANAGER

Linda R. Killian is the portfolio manager of the IPO Plus Aftermarket Fund and is responsible for the day-to-day management of the Fund’s investment portfolio. As of September 30, 2009, she was responsible for the management of the following types of accounts in addition to the IPO Plus Aftermarket Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Linda R. Killian
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

As indicated in the table above, a portfolio manager at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). A portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the IPO Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the IPO Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts.  The Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation

Ms. Killian receives a fixed salary and a discretionary bonus paid to her from the Adviser.

Ownership

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the IPO Fund as of September 30, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Linda R. Killian	$50,001 - $100,000

HOW TO BUY SHARES

(See also “Net Asset Value” and “Investing in the IPO Fund” in the IPO Fund’s Prospectus)

Shares of the IPO Fund are purchased at the net asset value next calculated after receipt of a purchase order.  The

IPO Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.  Shares of the IPO Fund may be purchased by various tax-sheltered retirement plans.  Upon request, the Service Agent will provide information regarding eligibility and permissible contributions.  Because a retirement plan is designed to provide benefits in future years, it is important that the investment objective of the IPO Fund be consistent with the participant’s retirement objectives and time horizon.  Premature withdrawals from a retirement plan may result in adverse tax consequences.  For more complete information, contact the Service Agent at 1-888-IPO-FUND during New York Stock Exchange business hours.

HOW TO REDEEM SHARES

(See also “Redeeming IPO Fund Shares” in the IPO Fund’s Prospectus)

A fee will be charged on the redemption of shares equal to 2% of the redemption price of shares of the IPO Fund held 90 days or fewer that are being redeemed.  There is no redemption fee for the sale of shares held longer than 90 days.

The right of redemption may be suspended, or the date of payment postponed by the IPO Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closures, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the IPO Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the IPO Fund to determine the fair value of its net assets; (3) for such other periods as the SEC may by order permit for the protection of the IPO Fund’s shareholders.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the IPO Fund to pay for redemptions in cash.  In such cases the Board may authorize payment to be made in portfolio securities or other property of the IPO Fund.  However, the IPO Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the IPO Fund’s net assets if that is less) in any 90-day period.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving such securities may incur brokerage costs on their sales.

VALUATION OF SECURITIES

For purposes of computing the IPO Fund’s net asset value per share, securities traded on national security exchanges or on the NASDAQ National Market System, for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities or, lacking any reported sales on that day, at the most recent bid quotations.  Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the IPO Fund’s investment adviser, subject to the review and supervision of the Board of Trustees.  Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value.  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

As indicated in the Prospectus, net asset value for the IPO Fund is determined as of the end of regular trading hours on the New York Stock Exchange  (generally 4:00 p.m. Eastern Time) on days that the New York Stock Exchange is open.  The net asset value per share is determined by dividing the market value of the IPO Fund’s securities as of the close of trading plus any cash or other assets (including dividends and accrued interest) less all liabilities (including accrued expenses) by the number of the IPO Fund’s shares outstanding.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.  The Board of Trustees will review the method of valuation on a current basis.  In making their good faith valuation of restricted securities, the Board of Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased.  This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities.  Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.  Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

TAXES

The IPO Fund intends to qualify each year as a “regulated investment company” under the Subchapter M of Internal Revenue Code of 1986, as amended (the “Code”).  By so qualifying, the IPO Fund will not be subject to Federal income taxes to the extent that it distributes its net investment income and realized net capital gains. If the IPO Fund should not so qualify, it would be subject to federal corporate income taxes on its taxable income and gains, and distributions to shareholders would be taxed as ordinary dividends to the extent of the IPO Fund’s earnings and profits.

Distributions of investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income (even though reinvested in additional IPO Fund shares).  Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the IPO Fund have been held by such shareholders and regardless of the fact that the distribution is received in additional shares of the IPO Fund.  It is expected that dividends will constitute a small portion of the IPO Fund’s gross income.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year).  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.  The IPO Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Options and futures contracts entered into by the IPO Fund will be subject to special tax rules.  These rules may accelerate income to the IPO Fund, defer IPO Fund losses, cause adjustments in the holding periods of IPO Fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses.  As a result, these rules could affect the amount, timing and character of IPO Fund distributions.

A distribution by the IPO Fund will result in a reduction in the IPO Fund’s net asset value per share.  Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investor standpoint, it may constitute a return of capital.  In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at that time includes the amount of the forthcoming distribution.  Those purchasing just prior to a distribution will then receive a return of capital on the distribution that nevertheless is taxable to them.  All distributions, even though reinvested in shares, must be reported by each shareholder on his or her federal income tax return. Under the Code, dividends declared by the IPO Fund in October, November and December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.  The IPO Fund intends to pay all dividends during the month of December so that it will not be affected by this rule.

A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the IPO Fund.  The tax consequences of a sale or redemption depend on several factors, including the shareholder’s tax basis in the shares sold or redeemed and the length of time the shares have been held.  Basis in the shares may be the actual cost of those shares (net asset value of the IPO Fund shares on purchase or reinvestment date).  Under certain circumstances, a loss on the sale or redemption of shares held for six months or less may be treated as a long-term capital loss to the extent that the IPO Fund has distributed long-term capital gain dividends on such shares.  Moreover, a loss on a sale or redemption of IPO Fund shares will be disallowed to the extent the shareholder purchases other shares of the IPO Fund within 30 days before or after the date the shares are sold or redeemed.

For Federal income tax purposes, distributions paid from net investment income and from any realized net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares.  Dividends are taxable as ordinary income, whereas capital gain distributions are taxable as long-term capital gains.  The 70% dividends-received deduction for corporations will apply only to the proportionate share of the dividend attributable to dividends received by the IPO Fund from domestic corporations.

Any dividend or capital gain distribution paid shortly after a purchase of shares of the IPO Fund will have the effect of reducing the per share net asset value of such share by the amount of the dividend or distribution.  Furthermore, even if the net asset value of the shares of the IPO Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

The IPO Fund is required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption and exchange proceeds if an investor fails to furnish the IPO Fund with his or her social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he or she is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.  Corporations, other exempt individuals or entities, and foreign individuals that furnish the IPO Fund with proper notification of their foreign status will not be subject to backup withholding.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors are urged to consult their respective tax advisers for a complete review of the tax ramifications of an investment in the IPO Fund.

ADDITIONAL INFORMATION

Description of Shares

Renaissance Capital Funds is a Delaware business trust.  The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value.  The Trust Instrument authorizes the Trustees to divide or re-divide any unissued shares of the Renaissance Capital Funds into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment, as described in the Prospectus and this Statement of Additional Information, Renaissance Capital Fund’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of Renaissance Capital Funds, shares of the IPO Fund are entitled to receive the assets available for distribution belonging to the IPO Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Renaissance Capital Funds, of any general assets not belonging to any particular fund that are available for distribution.

Shares of Renaissance Capital Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote.  On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of Renaissance Capital Funds.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e. persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, Renaissance Capital Funds will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder and Trustee Liability

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of Renaissance Capital Funds shall not be liable for the obligations of Renaissance Capital Funds.  The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that Renaissance Capital Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Renaissance Capital Funds, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of Renaissance Capital Funds shall be personally liable in connection with the administration or preservation of the assets of the IPO Fund or the conduct of Renaissance Capital Fund’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Declaration of Trust also provides that all persons having any claim against the Trustees or Renaissance Capital Funds shall look solely to the assets of Renaissance Capital Funds for payment.

FINANCIAL STATEMENTS

The financial statements and Report of Independent Registered Public Accounting Firm for the fiscal year ended September 30, 2009 are contained in the Annual Report, and are hereby incorporated by reference into this SAI.

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

RENAISSANCE CAPITAL LLC

PROXY VOTING POLICIES AND PROCEDURES

I.

POLICY STATEMENT

Introduction – Renaissance Capital is adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated recordkeeping requirements.

The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Advisor has authority to vote client proxies.  The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.  Other, similar rights such as consent rights shall be evaluated on a case by case basis.

Pursuant to the Policies and Procedures and its fiduciary duties, the Adviser will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which it manages assets.  In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy.  In these situations, the Adviser seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Adviser.

Duty to Vote Proxies – The Adviser acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Adviser, would exceed the expected benefits to the client.  This may be particularly true in the case of non-U.S. securities.  While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Adviser's ability to vote such proxies.  The logistical problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions.  Accordingly, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-U.S. company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Advisor believes its clients will derive by voting on the company's proposal, the Advisor may decide not to attempt to vote at the meeting.

Material Conflicts – The Adviser will vote its clients' proxies in the best interests of its clients and not its own.  In voting client proxies, the Adviser will avoid material conflicts of interests between the interests of the Adviser and its affiliates on the one hand and the interests of its clients on the other.  The Adviser recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders.  Notwithstanding the above categories, the Adviser understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Adviser acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

The Adviser will vote its clients’ proxies in a pre-determined voting policy involving little discretion on the part of the Adviser.  The Adviser will rely on this pre-determined voting policy to demonstrate that its votes were not products of a conflict of interest.  The Adviser’s Proxy Voting Guidelines are contained in Schedule A.

II.

ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

Proxy Review Committee

The Adviser's Proxy Review Committee (the “Committee”) is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and II.  The Committee consists of the officers of the Adviser.  Among other things, the Committee is responsible for the following:

1.

The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Adviser's clients.

2.

The Committee shall meet as needed to oversee and address all questions relating to the Adviser's Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Advisor are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals"); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer (the "Compliance Officer") to implement the Operating Procedures set forth in Part B of this Section III.

3.

The Committee will appoint a Designated Officer to review and vote proxies.

Operating Procedures

The following operating procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

1.

The Designated Officer will review and vote proxies in a timely manner as they are received.  These votes will be compiled for the necessary compliance with proxy voting disclosure requirements.

2.

For all Discretionary Matters, the Designated Officer shall screen the matter and make a determination regarding whether the matter presents a potential material conflict of interest between the interests of the Advisor and its affiliates on the one hand and the Adviser's client on the other.

In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Designated Officer shall consider:

a)

all issuers for which the Adviser or its affiliates manages assets;

b)

all issuers for which the Adviser or its affiliates administers employee benefit plans;

c)

all issuers for which the Adviser or its affiliates brokerage, underwriting or insurance;

d)

any issuer for which the Adviser or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);

e)

any other issuer with which the Adviser or its affiliates or its senior officers has a material business relationship; and

f)

any employee group for which the Adviser manages money.

If the Designated Officer determines that a potential conflict exists, the Designated Officer will report this conflict to the Committee and to the Board of the IPO Plus Aftermarket Fund (the “Fund”), if it involves proxies for shares held in the IPO Fund.  In the event of a conflict, the Designated Officer will vote in accordance with the Adviser’s Proxy Voting Guidelines.  If the Guidelines do not address the particular proxy matter, the Designated Officer will consult with at least one of the IPO Fund’s independent trustees.

3.

The Designated Officer shall present each meeting of the Committee with:  (i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; The Committee shall meet annually to review proxies voted.

4.

Directed Matters will be voted in accordance with the instructions of the client.

5.

The Designated Officer shall insure that proxies are voted in accordance with these Procedures and Policies.

6.

The Designated Officer may delegate any of his or her functions to a third party proxy voting or other service provider.

I.

CLIENT DISCLOSURE POLICIES

The Adviser will disclose the Policies and Procedures to its clients.  The Adviser's disclosure will consist of a "concise summary" of its proxy voting policies and procedures. This disclosure will also tell clients how to get a complete copy of the Advisor's policies and procedures. The Advisor's proxy voting disclosure will be provided to new clients along with the Adviser's "brochure" or Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Designated Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Adviser.

II.

RECORDKEEPING REQUIREMENTS

Rule 204-2 under the Advisers Act, as amended, requires that the Advisor retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision.  The Adviser will keep all written requests from clients and any written response from the Adviser (to either a written or an oral request).  The Adviser may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.